                          VAN KAMPEN SENIOR LOAN FUND

                     SUPPLEMENT DATED APRIL 29, 2005 TO THE
                      PROSPECTUS DATED FEBRUARY 18, 2005,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 11, 2005

     The Prospectus is hereby supplemented as follows:

          (1) Effective June 1, 2005, in the section of the Prospectus entitled, "FEES AND EXPENSES OF THE FUND," footnote (1) is deleted in its entirety and replaced with the following:

               (1) Reduced for purchases of $100,000 and over. See "Purchase of Shares - Class A Shares."

          (2) Effective June 1, 2005, in the section of the Prospectus entitled, "FEES AND EXPENSES OF THE FUND," footnote (3) is deleted in its entirety and replaced with the following:

               (3) The maximum early withdrawal charge is 3.00% in the first year after purchase and declines thereafter as follows:

                               Year 1 - 3.00%
                                Year 2 - 2.00%
                                Year 3 - 1.50%
                                Year 4 - 1.00%
                                Year 5 - 0.50%
                               After - None

          These rates are applicable to all Class B Shares purchased on or after February 18, 2005. See "Purchase of Shares - Class B Shares."

          (3) Effective June 1, 2005, the first table in the section "FEES AND EXPENSES OF THE FUND -- EXAMPLE" is deleted in its entirety and replaced with the following:

                                           ONE    THREE   FIVE     TEN
                                           YEAR   YEARS   YEARS   YEARS
                                           ----   -----   -----   -----
    Class A Shares.......................  $49     $83    $119    $222
    Class B Shares.......................  $54     $90    $133    $255*
    Class C Shares.......................  $34     $75    $128    $274
    Class IB Shares......................  $14     $44    $ 77    $168
    Class IC Shares......................  $16     $49    $ 84    $185

          (4) Effective June 1, 2005, the section of the Prospectus entitled "PURCHASE OF SHARES - CLASS A SHARES" is deleted in its entirety and replaced with the following:

                                   CLASS A SHARES

          Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 3.25% (3.36% of the net amount invested), reduced on investments of $100,000 or more as follows:

                        CLASS A SHARES SALES CHARGE SCHEDULE*

                                          AS % OF         AS % OF NET
    SIZE OF INVESTMENT                 OFFERING PRICE   AMOUNT INVESTED
    ------------------                 --------------   ---------------
    Less than $100,000...............      3.25%             3.36%
    $100,000 but less than
      $250,000.......................      2.75%             2.83%
    $250,000 but less than
      $500,000.......................      1.75%             1.78%
    $500,000 but less than
      $1,000,000.....................      1.50%             1.52%
    $1,000,000 or more...............        **                **

---------------

      * The actual sales charge that may be paid by an investor may differ slightly from the sales charge shown above due to rounding that occurs in the calculation of the offering price and in the number of Shares purchased.

     ** No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose an early withdrawal charge of 1.00% on certain repurchases by the Fund made within eighteen months of the purchase. The early withdrawal charge is assessed on an amount equal to the lesser of the then current market value of the Shares or the historical costs of the Shares (which is the amount actually paid for the Shares at the time of original purchase) being repurchased by the Fund. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their Shares, as the Fund and authorized dealers may not retain the information.

          No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

          Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. Due to voluntary fee waivers by VKF, the aggregate distribution fees and service fees are currently 0.00% of the average daily net assets attributable to Class A Shares of the Fund.

          (5) Effective June 1, 2005, in the section of the Prospectus entitled "PURCHASE OF SHARES - SALES COMPENSATION," the second paragraph is deleted in its entirety and replaced with the following:

               With respect to sales of Class A Shares of the Fund, the total concessions reallowed to authorized dealers at the time of purchase are as follows:

                                                REALLOWED TO DEALERS
                                                  AS A PERCENTAGE
        SIZE OF INVESTMENT                       OF OFFERING PRICE
        ------------------                      --------------------
        Less than $100,000....................          3.00%
        $100,000 but less than $250,000.......          2.50%
        $250,000 but less than $500,000.......          1.50%
        $500,000 but less than $1,000,000.....          1.25%
        $1,000,000 or more....................             *

          -------------------------

          * A commission or transaction fee will be paid by VKF at the time of purchase directly out of VKF's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed as a percentage of the dollar value of such Shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, and 0.25% on the excess over $5 million. On sales less than $1 million, authorized dealers are eligible to receive the ongoing service fees with respect to such Shares immediately following the purchase. On sales greater than $1 million, authorized dealers become eligible to receive the ongoing service fee with respect to such Shares commencing in the second year following purchase; the proceeds from the distribution and service fees paid by the Fund during the first twelve months are paid to

VKF and are used by VKF to defray its distribution and service related expenses.

          (6) Effective June 1, 2005, the chart entitled "Class B Shares Sales Charge Schedule" in the section of the Prospectus entitled "PURCHASE OF SHARES--CLASS B SHARES" is deleted in its entirety and replaced with the following:

                        CLASS B SHARES SALES CHARGE SCHEDULE

                                            EARLY WITHDRAWAL CHARGE*
                                                AS A PERCENTAGE
                                                OF DOLLAR AMOUNT
    YEAR SINCE PURCHASE                        SUBJECT TO CHARGE
    -------------------                     ------------------------
    First.................................           3.00%
    Second................................           2.00%
    Third.................................           1.50%
    Fourth................................           1.00%
    Fifth.................................           0.50%
    Sixth and After.......................           0.00%

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     * Applicable to all shares purchased on or after February 18, 2005.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                    SLF SPT 4/05